UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2021 (December 26, 2021)

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55079	27-2343603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10800 Galaxie Avenue Ferndale, MI 48220
(Address of principal executive offices)

(877) 787-6268
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment to the Current Report on Form 8-K previously filed on December 30, 2021 of Artificial Intelligence Technology Solutions Inc. (as amended, the “Form 8-K”) is being filed pursuant to Rule 601(b)(5) solely for the purpose of filing Exhibit 5.1 and Exhibit 23.1 (included in Exhibit 5.1) to the Form 8-K. No other changes have been made to the Form 8-K. Accordingly, this Form 8-K consists of only the facing page, this explanatory note, Item 9.01 of the Form 8-K listing the exhibits to the Form 8-K, the signature page, and the filed exhibits.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Item

5.1*	Opinion of Weinstein Law Group, P.C.

10.1**	Form of Common Stock Purchase Agreement between the Company and GHS Investments LLC, dated December 26, 2021.

23.1*	Consent of Weinstein Law Group, P.C. (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith
**	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2021	ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS INC.

	By:	/s/ Steven Reinharz
	Name:	Steven Reinharz
	Title:	Chief Executive Officer